UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2022

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 West 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.01 par value	TRKA	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2022, the Board of Directors of Troika Media Group, Inc, a Nevada corporation (the “Company”), approved a change in fiscal year end of the Company from June 30th to December 31st. The Board’s decision to change the fiscal year end is to align with that of its wholly owned subsidiary, Converge Direct, LLC., and its affiliates, which has a December 31st fiscal year end.

Following such change, the date of the Company’s next fiscal year end is December 31, 2023. Consequently, the Company will file a transitional annual report on Form 10-K for the six-month period starting on July 1, 2022, and ending December 31, 2022, to cover such transition period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: October 25, 2022	By:	/s/ Erica Naidrich
(Signature)
Erica Naidrich Chief Financial Officer